SUPPLEMENT DATED JANUARY 1, 1998 TO
                          PROSPECTUS DATED MAY 1, 1997


                           WRL SERIES ANNUITY ACCOUNT
                        C.A.S.E. RESERVE VARIABLE ANNUITY
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO


         On December 16, 1997, Western Reserve ("WRL") obtained an Order from the U.S. Securities and Exchange Commission ("SEC") approving the substitution of shares of the C.A.S.E. Growth Portfolio of the WRL Series Fund, Inc. (the "Fund") for shares of the Fund's C.A.S.E. Quality Growth Portfolio and the C.A.S.E. Growth & Income Portfolio held by the corresponding Sub-Accounts of the WRL Series Annuity Account (the "Account"). The three C.A.S.E. investment portfolios have been offered through your C.A.S.E. Reserve Variable Annuity Contract (the "Contract").

         On December 16, 1997, the substitution was effected in accordance with the SEC Order. The effect of the share substitution was to replace shares of the C.A.S.E. Quality Growth and the C.A.S.E. Growth & Income Portfolios with shares of the C.A.S.E. Growth Portfolio. Immediately following the substitution, the assets in the C.A.S.E. Quality Growth and the C.A.S.E. Growth & Income Sub-Accounts were automatically transferred to the C.A.S.E. Growth Sub-Account, thereby consolidating the C.A.S.E. Quality and C.A.S.E. Growth & Income Sub-Accounts into the C.A.S.E. Growth Sub-Account. The portfolio substitutions and sub-account consolidations took place at net asset value with no change in the amount of any Owner's benefits or Annuity Value. WRL and its affiliates did not receive any compensation or remuneration as a result of this transaction.

         As of the date of this supplement, FIFTEEN new Sub-Accounts of the Account are being added to your Contract. Together with the C.A.S.E. Growth Sub-Account, your investment options now total SIXTEEN. You may allocate new Purchase Payments and transfer existing Annuity Value to one or more of these sixteen Sub-Accounts or the Fixed Account, subject to certain conditions. Each Sub-Account invests in one investment portfolio of the Fund. The sixteen investment portfolios of the Fund now available under your Contract are: the Aggressive Growth Portfolio, Emerging Growth Portfolio, Growth Portfolio, Global Portfolio, Balanced Portfolio, Strategic Total Return Portfolio, Bond Portfolio, Growth & Income Portfolio, Money Market Portfolio, Tactical Asset Allocation Portfolio, Value Equity Portfolio, C.A.S.E. Growth Portfolio, Global Sector Portfolio, International Equity Portfolio, U.S. Equity Portfolio, and Third Avenue Value Portfolio. To learn more about your new investment options, including a description of risks, please consult the prospectus for the Fund.

         As a result of the addition of the new Sub-Accounts, your Contract is identical to another variable annuity contract offered by WRL and supported by the Account. This contract is marketed under the name WRL Freedom Attainer (the "Attainer Contract"). For this reason, the information you will be receiving in the future will refer to the Attainer Contract and will be applicable in every respect to your Contract. You should carefully read the enclosed prospectus for the Attainer Contract which describes your new investment options and retain it for future reference.

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